SECOND AMENDMENT

                                       TO

                                CREDIT AGREEMENT

                                       AND

                              OTHER LOAN DOCUMENTS


                                      AMONG


                         HOMESTEAD VILLAGE INCORPORATED,



                            THE LENDERS NAMED HEREIN,


                                       AND


                                 COMMERZBANK AG,
                    NEW YORK BRANCH, AS AGENT FOR THE LENDERS







                           DATED AS OF APRIL 24, 1998



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          SECOND AMENDMENT TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS


                  SECOND AMENDMENT TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS (this "Amendment"), dated as of April 24, 1998, among HOMESTEAD VILLAGE INCORPORATED, a Maryland corporation (the "Borrower"), COMMERZBANK AG, LOS ANGELES BRANCH, and the other lenders listed on Exhibit A attached to the Agreement (as hereinafter defined), as amended from time to time (each a "Lender" and collectively, the "Lenders") and COMMERZBANK AG, NEW YORK BRANCH, as agent for the Lenders (the "Agent").

                              W I T N E S S E T H:


                  WHEREAS, the Borrower entered into a revolving credit facility in an amount up to $50,000,000.00 with the Lenders pursuant to a Credit Agreement dated as of May 6, 1997, among the Borrower, as borrower, the Lenders, as lenders and the Agent, as amended by the First Amendment to the Credit Agreement and Other Loan Documents on August 25, 1997 (the "Agreement"); all capitalized terms used herein and not defined herein shall have the meanings ascribed respectively thereto in the Agreement;

                  WHEREAS, pursuant to Borrower's request, Lenders have agreed to modify the Agreement and the other Loan Documents, as more particularly hereinafter provided.

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Agreement and the other Loan Documents are hereby modified as follows:

                  1.       Amendment to Credit Agreement.  The     Agreement  is
hereby amended as follows:

                  (a) The term "Alternate Rate" as defined in Section 1.1 of the Agreement shall mean, as of any Applicable Margin Adjustment Date, a per annum rate equal to th e greater of (a) the Prime Lending Rate plus the Prime Rate Applicable Margin, and (b) the Federal Funds Rate plus the Federal Funds Applicable Margin;

                  (b) The term "Applicable Margin" as defined in Section 1.1 of the Agreement and as referred to in Section 2.6(a) shall be changed to "LIBOR Applicable Margin" an d shall mean, as of any Applicable Margin Adjustment Date (i) if the Leverage Percentage as of such Applicable Margin Adjustment Date is less than fifteen percent (15%), one hundred fifty (150) basis points, (ii) if the Leverage Percentage as of such Applicable Margin Adjustment Date is equal to or greater than fifteen percent (15%) but less than twenty-five percent (25%), two hundred (200) basis points, and (iii) if the Leverage Percentage as of such Applicable Margin Adjustment Date is equal to or greater than twenty-five percent (25%) and up to a maximum of thirty-eight percent (38%), two hundred fifty (250) basis points.

                  (c) The term "Applicable Margin Adjustment Date" shall be added to Section 1.1 of the Agreement and shall mean the date on which any Applicable Margin Adjustment Event occurs.


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                  (d) The term  "Applicable  Margin  Adjustment  Event" shall be added to Section 1.1 of the Agreement and shall mean (i) the making of any Advance, and (ii) the receipt and collection by Agent, on behalf of the Lenders, of any portion of the unpaid principal balance of the Loan.

                  (e) The term "Debt Service" as defined in Section 1.1 shall now include Construction Interest.

                  (f) The term "Federal Funds Applicable Margin" shall be added to Section 1.1 of the Agreement and shall mean as of any Applicable Margin Adjustment Date (i) if the Leverage Percentage as of such Applicable Margin Adjustment Date is less than fifteen percent (15%), one hundred (100) basis points, (ii) if the Leverage Percentage as of such Applicable Margin Adjustment Date is equal to or greater than fifteen percent (15%) but less than twenty-five percent (25%), one hundred fifty (150) basis points, and (iii) if the Leverage Percentage as of such Applicable Margin Adjustment Date is equal to or greater than twenty-five percent (25%) and up to a maximum of thirty-eight percent (38%), two hundred (200) basis points.

                  (g) The term "Leverage  Percentage"  shall be added to Section
         1.1 and shall mean, as of any Applicable Margin Adjustment Date and after giving effect to any Applicable Margin Adjustment Event giving rise thereto, the quotient of the outstanding principal amount of the Loan, divided by Eligible Costs, expressed as a percentage. In no event shall such Leverage Percentage be permitted to exceed 38%.

                  (h) The term "Maturity Date" as defined in Section 1.1 of the Agreement shall mean April 23, 1999.

                  (i) The term "Mortgaged Properties" as defined in Section 1.1 shall be amended by inserting after the word "which" the words "is located in a Suburban Area and which".

                  (j) The term "Prime Rate Applicable  Margin" shall be added to
         Section 1.1 of the Agreement and shall mean as of any Applicable Margin Adjustment Date (i) if the Leverage Percentage as of such Applicable Margin Adjustment Date is less than fifteen percent (15%), fifty (50) basis points, (ii) if the Leverage Percentage as of such Applicable Margin Adjustment Date is equal to or greater than fifteen percent (15%) but less than twenty-five percent (25%), one hundred (100) basis points, and (iii) if the Leverage Percentage as of such Applicable Margin Adjustment Date is equal to or greater than twenty-five percent (25%) and up to a maximum of thirty-eight percent (38%), one hundred fifty (150) basis points.

                  (k) The term "Suburban Area" shall be added to Section 1.1 of the Agreement and shall mean such area outside a major metropolitan city.

                  (l) The term "Commitment" as defined in Section 2.1(b) of the Agreement shall mean $150,000,000;




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                  (m) The  following  shall be added as last sentence to Section
          2.6(a):

                           "The LIBOR Applicable Margin, Federal Funds Application Margin and Prime Rate Application Margin shall be recalculated, and the interest on each Advance shall be correspondingly increased or decreased, on and as of each Applicable Margin Adjustment Date. In the event that the date on which the interest on any Advance is converted to, or otherwise commences to accrue at, the Alternate Rate is a date that is not an Applicable Margin Adjustment Date, then the Alternate Rate shall be calculated on the basis of the Leverage Percentage as of the most recent Applicable Margin Adjustment Date."

                  (n) Add Section 2.9(c) which shall state as follows:

                           "The Borrower shall apply upon receipt (i) all net proceeds from its equity offerings to repay on a pari passu basis the Loan and the Indebtedness referred to in Section 5.3(a)(vii) of the Agreement, and (ii) all other amounts and fees due to the Agent and the Lenders under this Agreement and the other Loan Documents."

                  (o) The first sentence of Section 2.10 of the Agreement is hereby deleted in its entirety and replaced with the following:

                           "Section 2.10 Fees. The Borrower shall pay to the Agent for the account of the Lenders a commitment fee (the "Commitment Fee") equal to 0.375 per annum of the Average Undrawn Balance of the Commitment."

                  (p) Add new section 5.3(a)(vii) which shall state as follows:

                           "Indebtedness under that certain Credit Agreement dated as of April 24, 1998, between Borrower, Agent and one or more lenders with regard to a revolving credit facility of up to an aggregate principal amount of $50,000,000.00."

                  (q) The covenant for "Total Debt" as set forth in Section 5.3(b) of the Agreement is hereby deleted in its entirety and replaced with the following:

                           "(b) Total Debt. Permit there to be aggregate Indebtedness of the Borrower of more than an amount equal to fifty-five percent (55%) of Gross Asset Value, or permit there to be aggregate Indebtedness of the Borrower which is secured by a Lien of more than an amount equal to fifty percent (50%) of Gross Asset Value."



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                  (r) The  covenant  for "Debt  Service  Ratios" as set forth in
         Section 5.3(c) of the Agreement is hereby deleted in its entirety and replaced with the following:

                           "(c) Debt Service Ratios. Maintain a ratio of EBITDA to Debt Service on a quarterly basis (i) for the first calender quarter of 1998 of less than 1.1:1.0,
                           (ii) for the second calender quarter of 1998 of less than 1.25:1.0, and (iii) of less than 1.75:1.0 after the second calender quarter of 1998."

                  (s) The  covenant  for  "Stockholders  Equity" as set forth in
         Section 5.3(c) of the Agreement is hereby deleted in its entirety and replaced with the following:

                           "(f)     Stockholders  Equity.  Permit  Stockholders'
                           Equity to be less than $325,000,000.00."

                  (t) Add new Section 6.1(i) which shall state as follows:

                           "(i)     New Credit Agreement. An Event   of  Default
                           (as defined in that certain Credit Agreement referred to in Section 5.3(a)(vii)) shall occur.

                  (u) Exhibit A attached to the Agreement is deleted in its entirety and replaced with Exhibit A attached hereto.

                  (v) Exhibit B attached hereto is added to the Agreement as Exhibit O.

                  2. Amendment to All Loan Documents. Simultaneously herewith the Borrower has executed and delivered to Agent a (i) Second Amended and Restated Promissory Note which effectuates certain of the amendments contained herein, and (ii) a Letter of Comfort from Security Capital Group Incorporated in the form of Exhibit O to the Agreement confirming its commitment to fund all the capital needs of the Borrower other than debt during the term of the Agreement up to an amount of $150,000,000 (the "Letter of Comfort"). All references in the Loan Documents to the "Promissory Note" shall be deemed to refer to the Second Amended and Restated Promissory Note. All references in the Loan Documents to the "Credit Agreement" shall be deemed to refer to the Agreement as modified pursuant to the terms hereof. All references in any one of the Loan Documents to any of the other Loan Documents shall be deemed to refer to such other Loan Documents as modified pursuant to the terms hereof. In the event of any inconsistency or conflict between the terms and provisions of any of the Loan Documents and the terms and provisions of this Second Amendment, the terms and provisions of this Second Amendment shall control and be binding, it being the agreement and intent of the Borrower, Lenders and Agent that the terms and provisions contained or referred to in the Loan Documents shall hereby be and be deemed to be amended and modified to the extent, but only to the extent, necessary to give effect to the terms and provisions of this Second Amendment.

                  3. Borrower's Representations. Borrower hereby certifies that the following statements are true on the date hereof:

                  (a) No Default or Event of Default has occurred and is continuing;



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                  (b) Other than the  representation  in the second  sentence of
         Section 4.5(a) of the Credit Agreement which shall apply as of the Closing Date, all representations and warranties contained in the Agreement, before and after giving effect to this Amendment are true and correct in all material respects with the same effect as though such representations and warranties are being made as of the date hereof and the Borrower, before and after giving effect to this Amendment is in compliance in all material respects with all covenants and agreements contained in the Agreement and the other Loan Documents;

                  (c)      There has been no Material Adverse Change;

                  (d) All statements and certifications contained in the most recent certificate delivered to Agent pursuant to Section 5.2(e) of the Agreement, before and after giving effect to this Amendment are true and correct in all material respects with the same effect as though such statements and certifications are being made as of the date hereof;

                  (e) Except as expressly modified hereby, the Agreement and other Loan Documents remain unmodified and in full force and effect and are hereby ratified and confirmed in all respects;

                  (f) The Borrower has no offsets, counterclaims or defenses to the enforcement of, or otherwise with respect to, the Agreement and/or other Loan Documents as hereby modified; and

                  (g) This Second Amendment is hereby incorporated into and made a part of the Loan Documents. This Second Amendment and the Letter of Comfort shall constitute Loan Documents for all purposes.

                  4. Execution in Counterparts. This Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

                  5. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York.

                  6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.


                     [Signatures are on the Following Page]


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                  IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be executed by their respective officers and officer of the General Partner, as the case may be, hereunto duly authorized as of the date first above written.


                                             HOMESTEAD VILLAGE INCORPORATED


                                             By:___________________________
                                              Name:
                                              Title:

                                             COMMERZBANK AG, New York Branch,
                                               as Agent


                                             By:________________________________
                                              Name:
                                              Title:


                                             By:________________________________
                                              Name:
                                              Title:

                                             COMMERZBANK AG, Los Angeles Branch,
                                              as a lender


                                             By:________________________________
                                              Name:
                                              Title:


                                             By:________________________________
                                              Name:
                                              Title:

                                           WELLS FARGO BANK NATIONAL ASSOCIATION
                                             as a lender

                                             By:________________________________
                                              Name:
                                              Title: